EXHIBIT 10.23


             AMENDMENT TO GUARANTY FEE, REIMBURSEMENT AND
                      INDEMNIFICATION AGREEMENT

THIS AMENDMENT TO GUARANTY FEE, REIMBURSEMENT AND INDEMNIFICATION
AGREEMENT (this "Amendment") is entered into as of July 31, 2007, by and between AMCON DISTRIBUTING COMPANY, a Delaware corporation
("AMCON") and WILLIAM F. WRIGHT, an individual (the "Guarantor") with reference to the following facts:

                               RECITALS

A. AMCON and the Guarantor have entered into a Guaranty Fee, Reimbursement And Indemnification Agreement dated September 30, 2004 (the "Agreement") which provides for a guaranty by the Guarantor to AMCON in exchange for a fee and the pledge of the Pledged Shares (as defined in the Agreement) to secure said guaranty.

B. Section 8 of the Agreement provides that the Agreement may be amended by a writing signed by AMCON and the Guarantor.

                              AGREEMENT

THE PARTIES AGREE AS FOLLOWS:

1. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

2.  The Agreement shall be amended and restated as follows:

  2.1 The following shall be added as the second paragraph under the "RECITALS" heading in the Agreement:

WHEREAS, AMCON is also in need of a guaranty of specific financial accommodations to be provided to AMCON by Television Events &
Marketing, Inc. ("TEAM") under a Settlement Agreement and Mutual
General Release ("Settlement Agreement") dated July 31, 2007, and TEAM has requested that the Guarantor provide said guaranty;

  2.2 Section 1 of the Agreement shall be amended in its entirety by substituting the following therefor:

    1. Agreement to Guaranty. Guarantor shall execute (1) a guaranty form provided by the Agent pursuant to which Guarantor will guarantee up to $10,000,000.00 of the obligations, liabilities and indebtedness of Borrowers to Lenders incurred pursuant to the Loan Agreement, and
(2) the Settlement Agreement pursuant to which Guarantor will guarantee up to $687,500.00 of the obligations, liabilities and indebtedness of AMCON to TEAM incurred pursuant to the Settlement Agreement (collectively, the "Guaranty").


3. Except as specifically set forth herein, the terms of the Agreement, and any exhibits and schedules thereto, shall remain unmodified and in full force and effect.

4. This Amendment shall be governed by and construed according to the laws of the State of Nebraska. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Agreement as of the date first above written.

AMCON:

AMCON DISTRIBUTING COMPANY
By:     /s/ Andrew C. Plummer
Name:   Andrew Plummer
Title:  Vice President and Chief Financial Officer


GUARANTOR:

/s/ William F. Wright